OTHER POST-EMPLOYMENT BENEFITS AND OTHER EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2020
OTHER POST-EMPLOYMENT BENEFITS AND OTHER EMPLOYEE BENEFIT PLANS
OTHER POST-EMPLOYMENT BENEFITS AND OTHER EMPLOYEE BENEFIT PLANS

NOTE 15 — OTHER POST-EMPLOYMENT BENEFITS AND OTHER EMPLOYEE BENEFIT PLANS

Prior to the Acquisition, Sealed Air provided for partial healthcare, dental, vision and life insurance benefits for certain retired Diversey employees, primarily in North America. The defined benefit obligations related to this post-employment benefit were not assumed by the Company in connection with the Acquisition. The Company implemented a replacement retiree health care reimbursement plan for certain North American employees. The plan is funded on a pay-as-you-go basis. In accordance with ASC Topic 715, the amount of the accumulated benefit obligation on the initiation date is accounted for as prior service cost and is deferred as a component of accumulated other comprehensive income and amortized over the period benefited.

Obligations and Funded Status

The measurement date used to determine the other long-term post-employment obligations was December 31. The following table sets forth the changes to the projected benefit obligations (“PBO”) and plan assets for the year ended December 31, 2020 and December 31, 2019, respectively, for the Company’s other long-term post-employment plans:

	Year Ended	Year Ended
	December 31,	December 31,
(in millions)	2020	2019
Change in benefit obligation:
Benefit obligation at beginning of period	$1.8	$1.6
Service cost	0.1	0.1
Interest cost	0.1	0.1
Actuarial gain	0.2	—
Benefit obligation at end of period	2.2	1.8
Underfunded status	$2.2	$1.8

Amounts recognized in balance sheet:
Other non-current liabilities	$2.2	$1.8
Net amount recognized	$2.2	$1.8

Amounts recognized in accumulated other comprehensive loss:
Net actuarial loss	$0.2	$—
Prior service credit	—	(0.5)
Total	$0.2	$(0.5)

The accumulated net actuarial (gains) losses for other post-employment benefits primarily relate to differences between the actual net periodic expense and the expected net periodic expense from differences in significant assumptions which are primarily the discount rates used in these estimates. The accumulated prior service cost for the other post-employment benefit plan relates to the remaining unamortized amount of the ABO on the initiation date of the plan.

There is no estimated pretax amounts that is expected to be amortized from accumulated other comprehensive loss into net periodic benefit costs during 2021 for other long-term post-employment plans.

Components of Net Periodic Benefit Cost

The following table sets forth the components of net period benefit cost for the year ended December 31, 2020, December 31, 2019 and December 31, 2018, respectively:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	Line Item on Consolidated
(in millions)	2020	2019	2018	Statement of Operations
Components of net periodic benefit cost and amounts recognized in other comprehensive income (loss):
Net period benefit (credit) cost:
Service cost	$0.1	$0.1	$0.1	Selling, general and administrative expenses
Interest cost	0.1	0.1	0.1	Other (income) expense, net
Amortization of prior service cost	—	—	0.2	Other (income) expense, net
Net period benefit cost	$0.2	$0.2	$0.4

Assumptions

In determining the present value of other post-employment obligations and net periodic benefit cost as of December 31, 2020 and December 31, 2019 the Company used the following assumptions:

	December 31,	December 31,
	2020	2019
Weighted average discount rate to determine benefit obligations	2.0%	2.6%
Weighted average discount rate to determine net cost	2.6%	3.6%

The health care cost trend rate used was 6.2% trending down to 4.9% in future years. A 1.00% increase in health care costs will increase our benefit obligation by approximately $0.1 million while a 1.00% decrease in health care costs will decrease our benefit obligation by approximately $0.1 million.